Exhibit 99.2

MURPHY OIL CORPORATION MURPHY CONTINUES TRANSFORMATION WITH STRATEGIC DEEP WATER, OIL - WEIGHTED GULF OF MEXICO ACQUISITION APRIL 23, 2019 ROGER W. JENKINS PRESIDENT & CHIEF EXECUTIVE OFFICER

Cautionary Statement & Investor Relations Contacts MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 2 Cautionary Note to U.S. Investors – The United States Securities and Exchange Commission (SEC) requires oil and natural gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We may use certain terms in this presentation, such as “resource”, “gross resource”, “recoverable resource”, “net risked P MEAN resource”, “recoverable oil”, “resource base”, “EUR” or “estimated ultimate recovery” and similar terms that the SEC’s rules prohibit us from including in filings with the SEC. The SEC permits the optional disclosure of probable and possible reserves in our filings with the SEC. Investors are urged to consider closely the disclosures and risk factors in our most recent Annual Report on Form 10 - K filed with the SEC and any subsequent Quarterly Report on Form 10 - Q or Current Report on Form 8 - K that we file, available from the SEC’s website. Forward - Looking Statements – This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements are generally identified through the inclusion of words such as “aim”, “anticipate”, “believe”, “drive”, “estimate”, “expect”, “expressed confidence”, “forecast”, “future”, “goal”, “guidance”, “intend”, “may”, “objective”, “outlook”, “plan”, “position”, “potential”, “project”, “seek”, “should”, “strategy”, “target”, “will” or variations of such words and other similar expressions. These statements, which express management’s current views concerning future events or results, are subject to inherent risks and uncertainties. Factors that could cause one or more of these future events or results not to occur as implied by any forward - looking statement include, but are not limited to: our ability to complete the acquisition of the Gulf of Mexico assets or the Malaysia divestiture due to the failure to obtain regulatory approvals, the failure of the respective counterparties to perform their obligations under the relevant transaction agreements, the failure to satisfy all closing conditions, or otherwise, increased volatility or deterioration in the success rate of our exploration programs or in our ability to maintain production rates and replace reserves; reduced customer demand for our products due to environmental, regulatory, technological or other reasons; adverse foreign exchange movements; political and regulatory instability in the markets where we do business; natural hazards impacting our operations; any other deterioration in our business, markets or prospects; any failure to obtain necessary regulatory approvals; any inability to service or refinance our outstanding debt or to access debt markets at acceptable prices; and adverse developments in the U.S. or global capital markets, credit markets or economies in general. For further discussion of factors that could cause one or more of these future events or results not to occur as implied by any forward - looking statement, see “Risk Factors” in our most recent Annual Report on Form 10 - K filed with the U.S. Securities and Exchange Commission (SEC) and any subsequent Quarterly Report on Form 10 - Q or Current Report on Form 8 - K that we file, available from the SEC’s website and from Murphy Oil Corporation’s website at http://ir.murphyoilcorp.com. Murphy Oil Corporation undertakes no duty to publicly update or revise any forward - looking statements. Non - GAAP Financial Measures – This presentation refers to certain forward looking non - GAAP measures such as future “Free Cash Flow” and future “EBITDA”. Definitions of these measures are included in the appendix. Investor Relations Contacts Kelly Whitley VP, Investor Relations & Communications 281 - 675 - 9107 Email: kelly_whitley@murphyoilcorp.com Bryan Arciero Sr. Investor Relations Advisor 832 - 319 - 5374 Email: bryan_arciero@murphyoilcorp.com

Transaction Overview Gulf of Mexico Deep Water Acquisition • Producing Assets from LLOG Exploration Offshore, L.L.C. and LLOG Bluewater Holdings, L.L.C., (“LLOG”) • 26 Gulf of Mexico Blocks • 7 Producing Fields • 4 Development Projects in 5 Fields • Effective Date Jan 1 2019, Expected Closing 2Q 2019 • Acquired Assets Fully Owned by Murphy, Held Outside MP GOM Transaction Consideration • Murphy Pays $1.375 BN – Funded Through Cash on Hand & $1.6 BN Revolving Credit Facility • $50 MM tied to 1st Oil at Certain Development Projects ($25 MM in 2022; $25 MM in 2023) • Up to $ 200 MM Contingent Consideration if Revenue Thresholds (Excluding Certain Development Projects) are Exceeded Between 2019 - 2022 *Subject to Normal Closing Adjustments MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 3 Transaction Summary Purchase Price $1.375 BN Additional Contingent Payments 1 Up to $250 MM Cost Per Flowing Barrel 2 $36 , 200/B OE $/BOE (1P) $20.71 $/BOE (2P) $11.28 Properties Summary Current Production 38 MBOEPD 2019E Annualized Production 32 - 35 MBOEPD 2018 Net 1P Reserves 66 MMBOE 2018 Net 2P Reserves 122 MMBOE Oil (72%) 88 MMBO NGL (5%) 6.2 MMBOE Natural Gas (23%) 167 BCF 1 Contingent on First Oil at Certain Development Projects and Additional Revenue Thresholds 2 Calculated by Dividing Purchase Price by Current Production NOTE: Transaction Reserves are Based on Internal Engineering Estimates as of January 1 2019 Using Strip Prices in Effect on April 3 2019

Strengthening Gulf of Mexico Position

Acquiring 26 Gulf of Mexico Blocks, 7 Producing Fields, 4 Development Projects

Producing Assets		
Asset	**Operator**	**Murphy WI**
Marmalard	Murphy	26.8%
Marmalard East	Murphy	69.6%
Neidermeyer	Murphy	52.8%
Kodiak[1]	Kosmos	48.2%
Son of Bluto II	Murphy	26.8%
Powerball	Murphy	75%
Otis	Murphy	70%
Breton Sound 25	Tana	25%
Development Assets		
Asset	**Operator**	**Murphy WI**
Khaleesi / Mormont	Murphy	34%
Calliope	Murphy	31.3%
Ourse	Murphy	28.5%
Nearly Headless Nick	Murphy	26.8%

[1] *Includes 23.2% WI as part of MP GOM (Excluding Non-Controlling Interest)*

Murphy's Key US Gulf of Mexico Assets Post-Transaction



Breton Sound 25
Dalmatian
Otis
Neidermeyer
Marmalard
Son of Bluto II
Marmalard East
Medusa
Calliope
Kodiak
Powerball
Ourse
Nearly Headless Nick
Habanero
Front Runner
Khaleesi/Mormont
Samurai
Cascade
Chinook
Lucius
St. Malo
EW
MC
DC
GB
KC
GC
WR
AT
LL
LU
HE
VK
DD

Existing Murphy Assets Acquired Assets

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 4

Increasing Oil-Weighting of Operated Production & Reserves

- Adds 32 – 35 MBOEPD on Annualized Basis for FY 2019, Increasing Murphy's Production in Gulf of Mexico to > 85 MBOEPD
- Adds 46 MMBO of Estimated Proven Oil Reserves, Increasing Total Corporate Oil Reserves by 13%
- Increases Estimated Total Corporate Proven Reserves by 10% to ~753 MMBOE

Production Volumes, Sales Volumes, Reserves & Financial Amounts Exclude Non-Controlling Interest, Unless Otherwise Stated
Reserves are Based on SEC Year-End 2018 Audited Proved Reserves Excluding Malaysia

Transaction Metrics	Murphy Pre-Transaction	Murphy Post-Transaction
Gulf of Mexico Net Blocks	95	121
Gulf of Mexico Net Annualized Production, MBOEPD	52	> 85
Gulf of Mexico Operated Production – Percentage	49	66
Gulf of Mexico Proven (1P) Reserves, MMBOE	113	179
Gulf of Mexico Proven (1P) Oil Reserves – MMBO	102	148

Production Volumes, Sales Volumes, Reserves & Financial Amounts Exclude Non-Controlling Interest, Unless Otherwise Stated
NOTE: Pre-Transaction Reserves are SEC Year-End 2018 Audited Proved Reserves, and Transaction Reserves are Based on Internal Engineering Estimates as of January 1 2019 Using Strip Prices in Effect on April 3 2019

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 5

Continuing to Execute on Our Strategy

Develop **DIFFERENTIATED PERSPECTIVES** In Underexplored Basins & Plays	✓ Strengthening Offshore Portfolio at Attractive Acquisition Costs ✓ Acquiring Repeatable Low-Cost Tiebacks ✓ Producing From Well Defined, High Quality Sands
Continue to be a **PREFERRED PARTNER** to NOCs & Regional Independents	✓ Building Partnerships with Proven Gulf of Mexico Operators
BALANCE our Offshore Business by Acquiring & Developing Advantaged Unconventional NA Onshore Plays	✓ Increasing Offshore Operated Production ✓ Growing Oil-Weighted Production Mix
DEVELOP & PRODUCE Fields in a Safe, Responsible, Timely & Cost Effective Manner	✓ Solidifying Long-Standing Reputation as Excellent Deep Water Operator ✓ Outstanding Safety Track Record in the Gulf of Mexico ✓ Adding Production & Reserves with Minimal G&A Increase ✓ Driving Synergies Through Exploration Projects & Samurai Development
ACHIEVE & MAINTAIN a Sustainable, Diverse & Price Advantaged Oil-Weighted Portfolio	✓ Accelerating Oil-Weighted Growth in Long Term Plan ✓ Realizing Gulf of Mexico Pricing ✓ Increasing Oil Reserves

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 6

Strategic Plan For Sources & Uses of Cash


2019 Transactions & Use of Proceeds
2019 – 2023 Strategic Plan
$387 MM
~$2.1 BN
Cash Proceeds ~$2.1 BN
$2.2 BN
Share Repurchase Auth. $500 MM
RCF Payoff $325 MM
LLOG Acquisition $1.375 BN
~$300 MM
$2.3 BN
Free Cash Flow ~$2.3 BN
$2.3 BN
Dividends $780 MM
Other Uses
Cash to Balance Sheet $1.4 BN
~$1.7 BN
CF > CAPEX with Dividend
Post-Trans. Beginning Balance
Dec 31 2018 Cash Balance
MAL Divestiture Proceeds
Use of Proceeds
Post-Transactions Cash Balance
Free Cash Flow Generated
Free Cash Flow Used
Dec 31 2023 Cash Balance

*$55/BBL WTI 2019 – 2023

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 7

Transformation Through Strategic Acquisitions & Divestitures

Divested Malaysia Assets For $2.1 BN*

- Strategic Exit from Malaysia Simplifies Portfolio
- Gas-Weighted Production Increasing to ~50% by 2020, Resulting in Decreasing Cash Flow Margins
- Lower Priority Capital Allocation
- Monetizing 2P Reserves at Full Value
- In Country Profits Subject to 38% Cash Tax Rate
- Production Sharing Contact Terms Limit Upside in Higher Price Environment


ASSETS
DIVESTED

Subject to Normal Closing Adjustments and Approval by PETRONAS

Acquired Gulf of Mexico Assets for $2.3 BN

  - MP GOM: $961 MM[(1)]
  - LLOG: $1.375 BN
- Supports Portfolio Shift to Oil-Weighted, Lower Cost Western Hemisphere Basins
- ~$675 MM Average per Year of Gulf of Mexico Free Cash Flow from 2019 – 2023
- Increases Net Oil Production
- Accretive Valuation Metrics
- Top 5 Gulf of Mexico Deep Water Operator by Operated Production
- Enables Greater Synergies & Opportunities in the Gulf of Mexico by Leveraging Existing Facilities & Infrastructure
- US Corporate Tax Rate Globally Competitive at 21%; Minimal Cash Taxes Paid at Corporate Level
- Higher Margins in Higher Price Environment


ASSETS
ACQUIRED

(1) Cash: $794 MM, 20% Working Interest in MP GOM: $167 MM

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 8

Malaysia D i v e s t i t u r e Combined A c qui s i t ions 2019E EBITDA Multiple (1) 4.4x 2.6x 2019E Free Cash Flow Multiple (1) 6.8x 4.2x $ / Flowing BOE ~$45k ~$28k $ / BOE (1P) $16.49 $16.22 $ / BOE (2P) $11.13 $10.59 2019E Production - Oil % 58% 77% 1P Oil % 39% 82% 2P Oil % 40% 82% $2,127 MM $961 MM $1,375 MM Gulf of Mexico Acquisitions Unlocking Value With Multiple Transactions Divestiture Proceeds ~$2.3 BN ~$2.1 BN LL OG (1) Prices Assume @ WTI $55/BBL, Assuming Full Year Impact of LLOG Transaction Production Volumes, Sales Volumes, Reserves & Financial Amounts Exclude Non - Controlling Interest, Unless Otherwise Stated MP GOM (2) Malaysia D i v e s titure (2) Cash: $794 MM, 20% Working Interest in MP GOM: $167 MM MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 9 Acquisitions Cost Accretive Transactions with Attractive Valuation Metrics • Acquiring Assets at Lower EBITDA & Free Cash Flow Multiples Than Malaysia Divestiture

Repositioning Murphy's Portfolio

Increasing Margins with Oil-Weighted, Gulf of Mexico Production & Reserves

QUALITY

GOM EBITDA / BOE vs Oil Reserves (2P)



$37
$32
$27
2019E EBITDA / BOE
LLOG (+) MP GOM
Malaysia
Oil Reserves (2P)

SCALE

2019E Production, MBOEPD



2019 Production Rate
67
MBOEPD
46 - 48
MBOEPD
34[1]
MBOEPD
33[2]
MBOEPD
LLOG
MP GOM
Malaysia
Divestiture
Gulf of Mexico
Acquisitions

UPSIDE

2019 – 2023 FCF vs Oil Reserves (2P)



$3 BN
$2 BN
$1 BN
2019E – 2023E FCF
Total MUR
Post-Transactions
Total MUR
Pre-Transactions
Oil Reserves (2P)

Acquisition & Divestiture of Assets	2019E Prod MBOEPD	2019 - 2023 Avg Prod MBOEPD	2019 - 2023 Avg Oil Prod MBOPD	Reserves (1P) MMBOE	% Oil (1P)	2019E EBITDA/ BOE
Malaysia – Divestiture	46 – 48	50	25	129	39%	$29
Combined GOM – Acquisitions	67	54	44	144[3]	82%	$35

Prices	2019	2020 – 2022 (Avg)
WTI	$55.00	$55.00
Brent	$65.00	$61.00
HH	$2.79	$2.79
AECO	$1.00	$1.44

(1) Assuming Estimated Midpoint of Full Year Annualized Production of LLOG Acquisition
(2) Net Production Impact of MP GOM Transaction
(3) Pre-Transaction Reserves are SEC Year-End 2018 Audited Proved Reserves, and Transaction Reserves are Based on Internal Engineering Estimates as of January 1 2019 Using Strip Prices in Effect on April 3 2019
(4) Production Volumes, Sales Volumes, Reserves & Financial Amounts Exclude Non-Controlling Interest, Unless Otherwise Stated

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 10

Murphy’s Revitalized Gulf of Mexico Assets Delivering Free Cash Flow with Efficient Capital Spending • Provides Annualized Average Production of ~85 MBOEPD • Generates ~$1.0 BN Annual Average EBITDA Per Year • Requires ~$325 MM of Annual Average CAPEX • Results in Annual Average Free Cash Flow ~$675 MM • Average EBITDA/BOE ~$35 WTI $55/BBL, Assuming Full Year Impact of LLOG Transaction Production Volumes, Sales Volumes, Reserves & Financial Amounts Exclude Non - Controlling Interest, Unless Otherwise Stated (1) Includes Medusa, Front Runner, Dalmatian, Habanero, and Kodiak (2) Includes All Development Project Capital M urphy Gulf of Mex i co 2019E MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 11 LL O G M urphy Gulf of Mexico 0 10 20 30 40 50 60 70 80 90 2 0 19E Base P ro duc tion Samurai D e ve lo p m ent 2 0 23E MBO E PD 85 (42) 11 14 83 15 $35 MM $65 MM $105 MM $120 MM Annual Avg CAPEX ~$325 MM 2019 – 2023 Avg Annual CAPEX 2019 – 2023 Estimated Gulf of Mexico Production LLOG (2) Development Rig Program (1) Multiple Fields

Long - Term Strategy For Cash Flow Generation & Production Growth Providing Solid Five - Year Production Growth • Total Production CAGR ~8% • Oil Production CAGR ~12% Balancing Onshore / Offshore Portfolio • Increases US Onshore Production by 15% CAGR Through Organic Growth • Multiple Offshore Development Projects to Maintain High Production Levels Increasing Free Cash Flow • Generates ~$1.4 BN in Free Cash Flow Over 5 Years After Dividends • $1BN Increase in Incremental FCF Compared to Pre - Transaction Assets WTI $55/BBL, Assuming Full Year Impact of LLOG Transaction Production Volumes, Sales Volumes, Reserves & Financial Amounts Exclude Non - Controlling Interest, Unless Otherwise Stated (1) Also Includes Samurai Development (2) NA Offshore includes US Gulf of Mexico and Offshore Canada CAN O n s hor e CAN O n s hor e US On s h o r e US On s h o r e US On s h o r e NA Off s h o r e NA Off s h o r e Ma l a y s i a Malaysia Oth er LLOG (+) MP GOM SE Asia 0 50 100 150 200 250 2 0 18A Malaysia D i v e s titure O r g a n ic G r o wth 2 0 23E MBO E PD 2018A – 2023E Production Growth Gulf of Mexico (1) Acquisitions MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 12

Transforming Portfolio with Focus on Western Hemisphere Assets Acquiring 2P Reserves at Attractive Price Accelerating CAGR on Long Term Oil - Weighted Production Continuing the Legacy of Rewarding Shareholders Maintaining Financial Flexibility & Balance Sheet Positioning Company for Long - Term Value Creation MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 13

MURPHY OIL CORPORATION A PPE NDIX

Non - GAAP Financial Measure Definitions & Reconciliations MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 15 The following list of Non - GAAP financial measure definitions and related reconciliations is intended to satisfy the requirements of Regulation G of the Securities Exchange Act of 1934 , as amended . Management cannot reliably predict certain of the necessary components of the most directly comparable forward - looking GAAP measures, such as future impairments and future changes in working capital . Accordingly, Murphy is unable to present a quantitative reconciliation of the aforementioned forward - looking non - GAAP financial measures to their most directly comparable forward - looking GAAP financial measures . Amounts excluded from non - GAAP measures in future periods could be significant .

Non - GAAP Reconciliation MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 16 EBITDA and EBITDAX Murphy defines EBITDA as income from continuing operations attributable to Murphy before interest, taxes, depreciation and amortization (DD&A). Murphy defines EBITDAX as income from continuing operations attributable to Murphy before interest, taxes, depreciation and amortization (DD&A) and exploration expense. EBITDA and EBITDAX is used by management to evaluate the company’s operational performance and trends between periods and relative to its industry competitors . EBITDA and EBITDAX, as reported by Murphy, may not be comparable to similarly titled measures used by other companies and it should be considered in conjunction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAAP) . EBITDA and EBITDAX have certain limitations regarding financial assessments because they excludes certain items that affect net income and net cash provided by operating activities . EBITDA and EBITDAX should not be considered in isolation or as a substitute for an analysis of Murphy's GAAP results as reported . FREE CASH FLOW Murphy defines Free Cash Flow as net cash provided from continuing operations activities (as stated in the Consolidated Statements of Cash Flows) reduced by capital expenditures and investments. Free Cash Flow is used by management to evaluate the company’s ability to internally fund acquisitions, exploration and development and evaluate trends between periods and relative to its industry competitors. Free Cash Flow, as reported by Murphy, may not be comparable to similarly titled measures used by other companies and it should be considered in conjunction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAAP). Free Cash Flow should not be considered in isolation or as a substitute for an analysis of Murphy's GAAP results as reported. Free cash flow is defined as operating cashflow less capex . Forward looking metrics and associated reconciliations of non - GAAP to GAAP metrics are not provided on the basis forward looking metrics are for guidance only ; exact timing of underlying sales and expenditures, and hence the timing of cash - flows for these underlying sales and expenditures represented in equivalent GAAP metrics are not any more accurately estimable than those presented in the non - GAAP metric .

MURPHY OIL CORPORATION MURPHY CONTINUES TRANSFORMATION WITH STRATEGIC DEEP WATER, OIL - WEIGHTED GULF OF MEXICO ACQUISITION APRIL 23, 2019 ROGER W. JENKINS PRESIDENT & CHIEF EXECUTIVE OFFICER